UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                             May 29, 2019

LIBERTY PROPERTY TRUST

LIBERTY PROPERTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Maryland Pennsylvania	1-13130 1-13132	23-7768996 23-2766549
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 E. Swedesford Road Wayne, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone, including area code:   (610) 648-1700

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.001 par value	LPT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On May 29, 2019, at the 2019 Annual Meeting of Shareholders of Liberty Property Trust (the “Trust”), the shareholders of the Trust voted on (1) the election of ten trustees to hold office until 2020, (2) an advisory vote to approve the compensation of the Trust’s named executive officers and (3) the ratification of the selection of Ernst & Young LLP as the Trust’s independent registered public accounting firm for 2019.  The voting results on these proposals were as follows:

Proposal 1.  Election of ten trustees to hold office until 2020.

Nominee	Votes For	Withheld	Broker Non-Votes
Thomas C. DeLoach, Jr.	115,671,886	5,925,773	5,137,342
Katherine Elizabeth Dietze	118,653,613	2,944,046	5,137,342
Antonio F. Fernandez	118,771,245	2,826,414	5,137,342
Daniel P. Garton	114,324,244	7,273,415	5,137,342
Robert G. Gifford	118,937,237	2,660,422	5,137,342
William P. Hankowsky	115,329,529	6,268,130	5,137,342
David L. Lingerfelt	116,264,877	5,332,782	5,137,342
Marguerite M. Nader	119,569,260	2,028,399	5,137,342
Lawrence D. Raiman	120,870,782	726,877	5,137,342
Fredric J. Tomczyk	119,608,198	1,989,461	5,137,342

Proposal 2.  Advisory vote to approve the compensation of the Trust’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
114,376,275	6,862,061	359,323	5,137,342

Proposal 3.  Approval of the proposal to ratify the selection of Ernst & Young LLP as the Trust’s independent registered public accounting firm for 2019.

Votes For	Votes Against	Abstentions	Broker Non-Votes
121,694,984	4,898,252	141,765	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

	By:	/s/ Herman C. Fala
		Name:	Herman C. Fala
		Title:	Secretary and General Counsel

LIBERTY PROPERTY
LIMITED PARTNERSHIP

	By:	Liberty Property Trust, its sole
General Partner

	By:	/s/ Herman C. Fala
		Name:	Herman C. Fala
		Title:	Secretary and General Counsel

Dated: May 30, 2019